As filed with the Securities and Exchange Commission on October 27, 2004

                                                                       File Nos.
                                                                         2-55029
                                                                       811-02605

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.  37                           (X)
                                  -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  29                                          (X)
                   -----

                              FRANKLIN MONEY FUND
                              -------------------
              (Exact Name of Registrant as Specified in Charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA. 94403-1906
                -----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                   --------------

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA. 94403-1906
      ------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on November 1, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a) (2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

The Money Market Portfolios (the Master Fund) has executed this registration statement.


NOVEMBER 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN MONEY FUND












[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goal and Strategies                      2

Main Risks                               4

Performance                              5

Fees and Expenses                        6

Management                               7

Distributions and Taxes                 10

Financial Highlights                    11

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Buying Shares                           12

Investor Services                       16

Selling Shares                          20

Exchanging Shares                       25

Account Policies                        30

Questions                               34


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to provide investors with as high a level of current income as is consistent with the preservation of shareholders' capital and liquidity. The Fund also tries to maintain a stable $1 share price.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests, through The Money Market Portfolio (Portfolio), mainly in high-quality, short-term U.S. dollar denominated money market securities of domestic and foreign issuers, including:

BANK OBLIGATIONS and instruments secured by bank obligations, which include fixed, floating or variable rate certificates of deposit, letters of credit, time deposits, bank notes and bankers' acceptances. From time to time, the Fund may concentrate its investments in bank obligations (such as certificates of deposits) issued by domestic banks. Investments in obligations of U.S. branches of foreign banks are considered domestic bank obligations if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities.

o CERTIFICATES OF DEPOSIT, which are bank obligations that are issued against money deposited in a banking institution for a specified period of time at a specified interest rate.

COMMERCIAL PAPER, which is a short-term obligation of a bank, corporation or other borrower with a maturity of up to 270 days. Commercial paper may also be asset-backed (that is, backed by a pool of assets representing the obligations of a number of different parties). At any time, the Fund may have a significant portion of its investments in asset-backed commercial paper.

REPURCHASE AGREEMENTS, which are agreements to buy a security and then to sell the security back after a short period of time (generally, less than seven days) at a higher price.

U.S. GOVERNMENT SECURITIES, which include marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government or its agencies, or by various instrumentalities that have been established or sponsored by the U.S. government.

PORTFOLIO MATURITY AND QUALITY The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o  with remaining maturities of 397 days or less, and
o that the manager determines present minimal credit risks and are rated in the top two short-term ratings by U.S. nationally recognized rating services (or comparable unrated securities).

MAIN RISKS

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall. Because the Fund limits its investments to high-quality, short-term securities, its portfolio generally will earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

INTEREST RATE

When interest rates rise, security prices fall. The opposite is also true: security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT

An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the Fund tries to maintain a $1 share price, it is possible to lose money by investing in the Fund.
[End callout]

MASTER/FEEDER STRUCTURE

The Fund seeks to achieve its investment goal by investing all of its assets in shares of the Portfolio. The Portfolio has the same investment goal and policies as the Fund. The Fund buys shares of the Portfolio at net asset value. An investment in the Fund is an indirect investment in the Portfolio.

It is possible that the Fund may have to withdraw its investment in the Portfolio if the Portfolio changes its investment goal or if the Fund's Board of Directors, at any time, considers it to be in the Fund's best interest.


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows the Fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1


 [Insert bar graph]


3.47% 5.33% 4.85% 4.99%  5.04% 4.70%  5.88%  3.92%   1.30%   0.57%
 94    95    96    97     98    99     00     01      02       03

                     YEAR


Best Quarter:                             Q3 '00     1.53%
Worst Quarter:                            Q4 '03     0.11%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin Money Fund           0.57%       3.25%      3.99%

1. As of September 30, 2004, the Fund's year-to-date return was 0.40%.

All Fund performance assumes reinvestment of dividends.

To obtain the Fund's current yield information, please call 1-800/DIAL BEN(R).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------
Maximum sales charge (load) on       None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)1



----------------------------------------------------
Management fees                      0.45%
Other expenses                       0.21%
                                     ---------------
TOTAL ANNUAL FUND OPERATING          0.66%
EXPENSES/2                           ---------------


1. The annual Fund operating expenses shown and included in the example below reflect the expenses of both the Fund and The Money Market Portfolio.

2. For the fiscal year ended June 30, 2004, the manager of the Portfolio had agreed in advance to limit its fees. With this limitation, management fees of the Portfolio were 0.14% and total annual Fund operating expenses were 0.65%. The manager notified the Fund's Board of Trustees that it had ended this arrangement effective June 1, 2004.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR     3 YEARS   5 YEARS  10 YEARS
----------------------------------------
$67        $211      $368     $822

MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the
"Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On September 20, 2004, Franklin Resources, Inc. announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton
Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the Mass. Proceeding.
Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the Securities and Exchange Commission described below.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission ("SEC") that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, Franklin Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Franklin Advisers to, among other things:

   o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
   o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
   o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office also has advised that the California Attorney General may bring a civil action against Franklin Resources, Inc. and Distributors arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Portfolio's investment manager and the Fund's administrator. Together, Advisers and its affiliates manage over $353 billion in assets.

The Portfolio pays Advisers a fee for managing the Portfolio's assets. For the fiscal year ended June 30, 2004, the Fund's share of the Portfolio's management fees, before any advance waiver, was 0.15% of the Fund's average daily net assets. Under an agreement by the manager to limit its fees, the Fund's share was 0.14% of its average daily net assets. The manager notified the Fund's Board of Directors that it had ended this arrangement effective June 1, 2004.


DISTRIBUTIONS AND TAXES

INCOME DIVIDENDS

The Fund typically declares and pays income dividends each day that its net asset value is calculated. The Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to redeem your shares. The amount of any dividends will vary and there is no guarantee the Fund will pay dividends.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of dividends you received the previous year. Dividends declared in December but paid in January are taxable as if they were paid in December.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund dividends are taxable to you as ordinary income. This is true whether you reinvest your dividends in additional Fund shares or receive them in cash.


BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares.


OTHER TAX INFORMATION. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. Because the Fund expects to maintain a stable $1 share price, you should not have any gain or loss if you sell your Fund shares.

Fund distributions generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                    YEAR ENDED JUNE 30,
---------------------------------------------------------------------
                            2004    2003     2002    2001    2000
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            1.00     1.00    1.00    1.00    1.00
                            -----------------------------------------
Net investment income         .004     .010    .021    .054    .052
Distributions from net
investment income            (.004)   (.010)  (.021)  (.054)  (.052)
                            -----------------------------------------
Net asset value, end of      1.00     1.00    1.00    1.00    1.00
year                        -----------------------------------------

Total return (%)              .44      .93    2.16    5.59    5.29

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)               1,616    1,957   2,096   2,255   2,437
Ratios to average net
assets: (%)
 Expenses/1                   .65      .62     .61     .62     .61
 Expenses excluding waiver
  and payments by affiliaet/1 .66      .62     .62     .63     .62
Net investment income         .44      .93    2.16    5.51    5.17


1. The expense ratio includes the Fund's share of the Portfolio's allocated expenses.


YOUR ACCOUNT

BUYING SHARES



MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
Automatic investment plans              $50          $50
UGMA/UTMA accounts                      $100         $50
Employer Sponsored Retirement Plans     no minimum   $25
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
Broker-dealer sponsored wrap account
programs                                $250         $50
Current and former full-time            $100         $50
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
------------------------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund. [End callout]


Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. Please note that for selling or exchanging your shares, or for other purposes, the Fund's shares are considered Class A shares.

Many of the Fund's investments, through The Money Market Portfolio, must be paid for in federal funds, which are monies held by the Fund's custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Fund generally cannot invest money it receives from you until it is available to the Fund in federal funds, which may take up to two days. Until then, your purchase may not be considered in proper form. If the Fund is able to make investments within one business day, it may accept your order with payment in other than federal funds.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 16). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
----------------------------------------------------------------------
                    OPENING AN ACCOUNT       ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT          Contact your investment  Contact your investment
REPRESENTATIVE      representative           representative
----------------------------------------------------------------------
                    If you have another      Before requesting a
BY PHONE/ONLINE     Franklin Templeton fund  telephone or online
                    account with your bank   purchase into an
(Up to $100,000     account information on   existing account,
per shareholder     file, you may open a     please make sure we
per day)            new account by phone.    have your bank account
                    At this time, a new      information on file. If
1-800/632-2301      account may not be       we do not have this
                    opened online.           information, you will
franklintempleton.com                        need to send written
                    To make a same day       instructions with your
NOTE: (1) CERTAIN   investment, your phone   bank's name and address
ACCOUNT TYPES ARE   order must be received   and a voided check or
NOT AVAILABLE FOR   and accepted by us by    savings account deposit
ONLINE ACCOUNT      3:00 p.m. Pacific time.  slip. If the bank and
ACCESS AND (2) THE                           Fund accounts do not
AMOUNT MAY BE                                have at least one
HIGHER FOR MEMBERS                           common owner, your
OF THE VALUED                                written request must be
INVESTOR PROGRAM.                            signed by ALL fund AND
PLEASE SEE PAGE 19                           bank account owners,
FOR MORE                                     and each individual
INFORMATION                                  must have his or her
REGARDING                                    signature guaranteed.
ELIGIBILITY.
                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 3:00
                                             p.m. Pacific time.

----------------------------------------------------------------------
                    Make your check,         Make your check payable
                    Federal Reserve Draft    to Franklin Money Fund.
BY MAIL             or negotiable bank       Include your account
                    draft payable to         number on the check.
                    Franklin Money Fund.
                    Instruments drawn on     Fill out the deposit
                    other mutual funds may   slip from your account
                    not be accepted.         statement or checkbook.
                                             If you do not have a
                    Mail the check or draft  slip, include a note
                    and your signed          with your name, the
                    application to Investor  Fund name, and your
                    Services.                account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
                    Call to receive a wire   Call to receive a wire
BY WIRE             control number and wire  control number and wire
                    instructions.            instructions.

1-800/632-2301 (or
1-650/312-2000      Wire the funds and mail  To make a same day wire collect)
                    your signed application  investment, please make
                    to Investor Services.    sure we receive your
                    Please include the wire  order by 3:00 p.m.
                    control number or your   Pacific time.
                    new account number on
                    the application.

                    To make a same day wire
                    investment, please make
                    sure we receive your order
                    by 3:00 p.m. Pacific time.
----------------------------------------------------------------------

                    Call Shareholder         Call Shareholder
BY EXCHANGE         Services at              Services at
                    1-800/632-2301, or send  1-800/632-2301, or send
                    signed written           signed written
                    instructions.   You      instructions. You also
franklintempleton.  also may place an        may place an online
com                 online exchange order.   exchange order.
                    The automated telephone
                    system cannot be used    (Please see page 25 for
                    to open a new account.   information on
                                             exchanges.)
                    (Please see page 25 for
                    information on exchanges.)
----------------------------------------------------------------------
                      Franklin Templeton Investor Services
                  P.O. Box 33096, St. Petersburg, FL 33733-8096
                         Call toll-free: 1-800/632-2301
                             (Monday through Friday
                      5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week,
                            at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for a Coverdell Education Savings Plan) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM


Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the Fund or in the same share class of another Franklin Templeton fund. Any initial sales charges or contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days (90 days, effective February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the Fund. If you choose not to reinvest your distributions, the Fund will distribute distributions paid during the month as directed on the last business day of each month.


RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

CHECK WRITING PRIVILEGES


You may request redemption drafts (checks) free of charge on your account application or, for an existing account, by calling our automated telephone system. Check writing privileges allow you to write checks against your account and are available unless you hold share certificates.


For security reasons and reasons related to the requirements of check processing systems, the Fund can only accept checks ordered from the Fund. The Fund cannot be responsible for any check not ordered from the Fund that is returned unpaid to the payee.

TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; and, add or change account services (including distribution options, systematic withdrawal plans, automatic investment plans and ordering money fund checks).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM


You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page 19 for more information regarding eligibility.


SELLING SHARES BY CHECK

For accounts with check writing privileges, you may make checks payable to any person and for any amount of $500 or more. We will impose a $10 charge against your account if you write a check for an amount less than $500. Since you will not know the exact amount in your account on the day a check is presented for payment, a check should not be used to close your account.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. The shares will be redeemed at the net asset value next determined after we receive the check, as long as the amount of the check does not exceed the number of available shares in your account. The available shares may not include recently purchased shares if the check, draft or wire/electronic funds transfer used as payment for the shares has not yet cleared. If we receive a check written for an amount that exceeds the total value of the shares in your account, the check may be returned unpaid and we will impose a $10 charge against your account. The total value of the shares in your account is calculated at the time the check is presented to us for processing.

The checks are drawn through Bank of America, N.A. Bank of America may end this service at any time upon notice to you. You generally will not be able to convert a check drawn on your Fund account into a certified or cashier's check by presenting it at the bank.

STOPPING PAYMENT ON A CHECK. Should you want to stop payment on a check, you must notify us by phone or in writing. Since the Fund is not a bank, we cannot assure you that a stop payment request will be effective. We will use our best efforts, however, to see that these requests are carried out.

FRANKLIN TEMPLETON CASH ADVANTAGE CARD

You may use your Franklin Templeton Cash Advantage Card (Cash Advantage Card), which is a Platinum MasterCard, to purchase merchandise or services at participating establishments or to obtain cash advances from any participating bank. The Cash Advantage Card, which is issued by Franklin Templeton Bank & Trust (Bank), gives you easy access to your assets in the Fund through automatic fund transfers from your linked Fund account. You may charge any amount up to your maximum balance in the linked Fund account anywhere MasterCard is accepted, including getting cash at ATMs worldwide.

You must maintain a value of Fund shares in your account equal to at least 100% of the outstanding and unpaid balance of your Cash Advantage Card. If this value is not maintained, the Bank may request that you increase the number of Fund shares or reduce the principal balance on your Cash Advantage Card. You may not use the Cash Advantage Card to charge purchases or take cash advances in excess of the value of shares in your linked Fund account. The Bank will redeem Fund shares monthly from your account to cover outstanding balances due.

See the Franklin Templeton Cash Advantage Card Agreement and Disclosure Statement included with your card for complete details. Use of the card is subject to the terms and conditions described in this Agreement and Disclosure Statement.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS


You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


CONTINGENT DEFERRED SALES CHARGE (CDSC)

Most Franklin Templeton funds impose a 1% CDSC on certain investments of Class A shares sold within 18 months of purchase. While the Fund generally does not have a CDSC, it will impose one if you sell shares exchanged into the Fund from another Franklin Templeton fund and those shares would have been assessed a CDSC in the other fund. Please keep in mind that the time the shares are held in the Fund does not count towards the CDSC holding period.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.


SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. Be sure to
                      include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------


                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The amount
franklintempleton.com may be higher for members of the Valued
                      Investor Program.  Please see page 19
                      for more information regarding
                      eligibility.


                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the check to another
                      address or to make it payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.


                      If we receive your request in proper
                      form by 3:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.


                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.


                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

                      Franklin Templeton Investor Services
                  P.O. Box 33096, St. Petersburg, FL 33733-8096
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time or visit us online 24 hours a day, 7 days a week, at
                              franklintempleton.com

EXCHANGING SHARES


EXCHANGE PRIVILEGE
You can exchange shares between most Franklin Templeton funds within the same class*. If you exchange shares from the Fund to another Franklin Templeton fund, a sales charge may apply unless you acquired your Fund shares by exchange or through the reinvestment of dividends, or you otherwise qualify to buy shares without an initial sales charge.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds and Omnibus Accounts.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the Fund. Advisor Class shareholders of other Franklin Templeton funds also may exchange into the Fund. Advisor Class shareholders who exchange their shares for shares of the Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so. Retirement plan assets temporarily invested in the Fund and not previously subject to a sales charge in another Franklin Templeton fund may be exchanged for Class C shares of another Franklin Templeton fund. The time the shares were held in the Fund will not count towards the CDSC holding period for the Class C shares.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market ~timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

      o limiting annual exchange activity per fund account;

      o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

      o assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

INVOLUNTARY REDEMPTIONS The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the net asset value (NAV) per share. When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).

The Fund calculates its NAV per share at 3:00 p.m. Pacific time, each day the New York Stock Exchange (NYSE) is open and, alternatively, if the NYSE is closed (other than for a national holiday or weekend), on each day that the U.S. government securities markets are open and the manager determines that there is sufficient liquidity in those markets, by dividing its net assets by the number of shares outstanding. The Fund's assets are generally valued at their amortized cost.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive monthly account statements that show all your account transactions during the month.

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 17).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:


   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
   o When you buy shares, it does not create a checking or other bank account relationship with the Fund or any bank.
   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33096, St. Petersburg, FL 33733-8096. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock access)
SYSTEM                1-800/524-4040
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

(GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-3052                              111 P 11/04




FRANKLIN MONEY FUND


STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 1, 2004


[Insert Franklin Templeton Investments logo]


P.O. BOX 33096, ST. PETERSBURG, FL 33733-8096 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated November 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended June 30, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks . . . . . . . . . . 2
Officers and Directors . . . . . . . . . . . . 7

Management and Other Services . . . . . . . . 12
Portfolio Transactions . . . . . . . . . . .  14
Distributions and Taxes . . . . . . . . . . . 15
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . .16
Buying and Selling Shares . . . . . . . . . . 16
Pricing Shares . . . . . . . . . . . . . . . .19
The Underwriter . . . . . . . . . . . . . . . 20
Performance . . . . . . . . . . . . . . . . . 20
Miscellaneous Information . . . . . . . . . . 21
Description of Ratings . . . . . . . . . . . .21


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to provide investors with as high a level of current income as is consistent with the preservation of shareholders' capital and liquidity. The Fund also tries to maintain a stable $1 share price.

The Fund seeks to achieve its investment goal by investing all of its assets in shares of The Money Market Portfolio (Portfolio), a series of The Money Market Portfolios. The Portfolio has the same investment goal and investment policies as the Fund, except, in all cases, the Fund may pursue its policies by investing in another registered investment company with the same investment goal and policies and restrictions as the Fund. The investment goal of the Portfolio also is fundamental and may not be changed without shareholder approval.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Make loans, except (a) through the purchase of debt securities in accordance with the investment goal and policies of the Fund, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described below.

3. Acquire, lease or hold real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

4. Buy any securities "on margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

5. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" or write covered call options in accordance with its stated investment policies.

6. Purchase securities in private placements or in other transactions, for which there are legal or contractual restrictions on resale and which are not readily marketable, or enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such securities or repurchase agreement, except that, to the extent this restriction is applicable, the Fund may purchase, in private placements, shares of another registered investment company having the same investment objective and policies as the Fund.

7. Act as underwriter of securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

8. Purchase the securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

9. Invest in any issuer for purposes of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.

10. Purchase securities from or sell to the Fund's officers and directors, or any firm of which any officer or director is a member, as principal, or retain securities of any issuer if, to the knowledge of the Fund, one or more of the Fund's officers, directors, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

11. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, U.S. government obligations are not considered to be part of any industry. This prohibition does not apply where the Fund's policies, as described in the prospectus, state otherwise, and further does not apply to the extent that the Fund invests all of its assets in another registered investment company having the same investment objective and policies.

12. Buy a security if, with respect to 75% of its total assets, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to obligations issued or guaranteed by the U.S. government or its instrumentalities.

13. Invest in a security if the Fund would own more than 10% of the outstanding voting securities of any one issuer. This limitation does not apply to obligations issued or guaranteed by the U.S. government or its instrumentalities.

As a money market fund, the Fund must follow certain procedures required by federal securities laws that may be more restrictive than some of the Fund's other policies or investment restrictions. With respect to diversification, these procedures require that the Fund not invest more than 5% of its total assets in securities of a single issuer, other than U.S. government securities, although it may invest up to 25% of its total assets in securities of a single issuer that are rated in the highest rating category for a period of up to three business days after purchase. The Fund also must not invest more than (a) the greater of 1% of its total assets or $1 million in securities issued by a single issuer that are rated in the second highest rating category; and (b) 5% of its total assets in securities rated in the second highest rating category. These procedures are fundamental policies of the Fund, except to the extent that the Fund invests all of its assets in another registered investment company with the same investment objective and substantially similar policies as the Fund.

The Portfolio's investment restrictions are the same as the Fund's, except as indicated below and as necessary to reflect the Fund's policy to invest all of its assets in shares of the Portfolio.

The Portfolio may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the Portfolio's total asset value.

2. Make loans, except (a) through the purchase of debt securities in accordance with the investment goals and policies of the Portfolio, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described below.

3. Invest in any issuer for purposes of exercising control or management.

4. Buy any securities "on margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

5. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale and are not readily marketable, or enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the total assets of the Portfolio would be invested in such securities or repurchase agreements.

6. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

7. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, U.S. government obligations are not considered to be part of any industry. This prohibition does not apply where the policies of the Portfolio as described in Part A of the Portfolio's registration statement specify otherwise.

8. Act as underwriter of securities issued by other persons except insofar as The Money Market Portfolios (TMMP) may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

9. Purchase securities from or sell to TMMP's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of TMMP, one or more of TMMP's officers, trustees, or Advisers own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

10. Acquire, lease or hold real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

11. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" or write covered call options in accordance with its stated investment policies.

The Portfolio has the following additional fundamental policies:

The Portfolio: (a) may not buy a security if, with respect to 75% of its total assets, more than 5% would be invested in the securities of any one issuer, and
(b) may not invest in a security if the Portfolio would own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. government or its instrumentalities. In accordance with procedures adopted pursuant to Rule 2a-7 under the Investment Company Act of 1940, the Portfolio will not invest more than 5% of the Portfolio's total assets in Eligible Securities of a single issuer, other than U.S. government securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund will invest in obligations or instruments issued by banks and savings institutions with assets of at least $1 billion.

2. The Fund may not invest more than 10% of its assets in time deposits with more than seven days to maturity.

3. The Fund may invest in an obligation issued by a branch of a bank only if the parent bank has assets of at least $5 billion, and may invest only up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Fund may invest more than 25% of its assets in certain domestic bank obligations, including U.S. branches of foreign banks.

4. The Fund may not make any new investments while any outstanding loans exceed 5% of its total assets.

5. The Fund may invest up to 10% of its assets in taxable municipal securities.

6. The Fund only intends to buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.

7. The Fund may not invest more than 10% of its net assets in illiquid securities. Notwithstanding this limitation, the Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (1933 Act) (restricted securities), where such investment is consistent with the Fund's investment goal and the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

8. The Fund may not invest more than 5% of its total assets in securities of companies, including predecessors, that have been in continuous operation for less than three years.


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets"

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The following is a description of the various types of securities the Fund, investing through the Portfolio, may buy.


ASSET-BACKED SECURITIES in which the Fund may invest are typically commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases it may be provided by a third party through a letter of credit or insurance guarantee.

Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying the securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

BANK OBLIGATIONS The Fund may invest in obligations of U.S. banks, foreign branches of U.S. or foreign banks, and U.S. branches of foreign banks. These obligations may include deposits that are fully insured by the U.S. government, its agencies or instrumentalities, such as time deposits in banking and savings institutions up to the current limit of the insurance on principal provided by the Federal Deposit Insurance Corporation. Time DEPOSITS are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Deposits are frequently combined in larger units by an intermediate bank or other institution.


COMMERCIAL PAPER The Fund may invest in commercial paper of domestic or foreign issuers. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.


CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value. Some of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign banks and insurance companies. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign bank or insurance company may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations.


DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Fund may invest. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.


FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund.

The political, economic and social structures of some countries the Fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty exercising rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

ILLIQUID INVESTMENTS Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. The Fund's board of directors will review the determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts. The Fund's board of directors will consider appropriate actions, consistent with the Fund's goals and policies, if a security becomes illiquid after purchase.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MASTER/FEEDER STRUCTURE The Fund seeks to achieve its investment goal by investing all of its assets in shares of the Portfolio.

The Fund's structure, where it invests all of its assets in the Portfolio, is sometimes known as a "master/feeder" structure. By investing all of its assets in shares of the Portfolio, the Fund, other mutual funds and institutional investors can pool their assets. This may result in asset growth and lower expenses, although there is no guarantee this will happen.

If the Fund, as a shareholder of the Portfolio, has to vote on a matter relating to the Portfolio, it will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders voted.

There are some risks associated with the Fund's master/feeder structure. If other shareholders in the Portfolio sell their shares, the Fund's expenses may increase. Additionally, any economies of scale the Fund has achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could also have effective voting control.

If the Portfolio changes its investment goal or any of its fundamental policies and Fund shareholders do not approve the same change for the Fund, the Fund may need to withdraw its investment from the Portfolio. Likewise, if the board of directors considers it to be in the Fund's best interest, it may withdraw the Fund's investment from the Portfolio at any time. If either situation occurs, the board will decide what action to take. Possible solutions might include investing all of the Fund's assets in another pooled investment entity with the same investment goal and policies as the Fund, or hiring an investment manager to manage the Fund's investments. Either circumstance could increase the Fund's expenses.

MUNICIPAL SECURITIES Municipal securities are issued by or on behalf of states, territories or possessions of the U.S., the District of Columbia, or their political subdivisions, agencies or instrumentalities. They are generally issued to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal securities are issued to provide funding for privately operated facilities and are generally taxable.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal security holders.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRIPPED SECURITIES are the separate income and principal components of debt securities. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other money market securities although they may be more volatile. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the securities being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.


U.S. GOVERNMENT SECURITIES Some U.S. government securities, including U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association, are issued or guaranteed by the U.S. government or carry a guarantee that is supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not considered direct obligations of the U.S. government. Instead, they involve sponsorship or guarantees by government agencies or enterprises. For example, some securities are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Deposit Insurance Corporation. Others, such as obligations of the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the instrumentality. The Secretary of the Treasury has the authority to support some instrumentalities, including the Federal Home Loan Banks, Fannie Mae, and Freddie Mac, by purchasing limited amounts of their respective obligations. There is no guarantee that the government would support such instrumentalities and, accordingly, their securities may involve a risk of non-payment of principal and interest. Nevertheless, because Fannie Mae, Freddie Mac, and the Federal Home Loan Banks are instrumentalities of the U.S. government, their securities are generally considered to be high quality investments having minimal credit risks.


VARIABLE MASTER DEMAND NOTES are a type of commercial paper. They are direct arrangements between a lender and a borrower that allow daily changes to the amount borrowed and to the interest rate. The Fund, as lender, may increase or decrease the amount provided by the note agreement, and the borrower may repay up to the full amount of the note without penalty. Typically, the borrower may also set the interest rate daily, usually at a rate that is the same or similar to the interest rate on other commercial paper issued by the borrower. The Fund does not have any limit on the amount of its assets that may be invested in variable master demand notes and may invest only in variable master demand notes of U.S. issuers.

Because variable master demand notes are direct lending arrangements between the lender and the borrower, they generally are not traded and do not have a secondary market. They are, however, redeemable at face value plus accrued interest at any time, although the Fund's ability to redeem a note is dependent on the ability of the borrower to pay the principal and interest on demand. When determining whether to invest in a variable master demand note, the manager considers, among other things, the earnings power, cash flow and other liquidity ratios of the issuer.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. When the Fund is the buyer in the transaction, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. The Fund will not engage in when-issued and delayed-delivery transactions for investment leverage purposes.


OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

The Fund has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.



INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Frank H.      Director     Since     111               None
Abbott, III                1975
(83)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-----------------------------------------------------------------
Harris J.     Director     Since     140           Director, Bar-S
Ashton (72)                1982                     Foods (meat
One Franklin                                       packing company).
Parkway
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Robert F.     Director     Since     49                  None
Carlson (76)               1998
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------
S. Joseph     Director      Since     141                None
Fortunato                   1989
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Frank W.T.    Director     Since     113          Director, The
LaHaye (75)                1975                    California
One Franklin                                      Center for Land
Parkway                                             Recycling
San Mateo,                                        (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Director     Since     140         Director, White
Macklin (76)               1994                   Mountains
One Franklin                                     Insurance Group,
Parkway                                           Ltd. (holding
San Mateo,                                        company); Martek
CA                                                 Biosciences
94403-1906                                         Corporation;
                                                   MedImmune, Inc.
                                                  (biotechnology);
                                                      and
                                                  Overstock.com
                                                   (Internet
                                                  services); and
                                                   FORMERLY,
                                                  Director, MCI
                                                  Communication
                                                  Corporation
                                                 (subsequently
                                                 known as MCI
                                                 WorldCom, Inc.
                                                 and WorldCom, Inc.)
                                                  (communications
                                                    services)
                                                  (1988-2002) and
                                                   Spacehab, Inc.
                                                    (aerospace
                                                    services)
                                                   (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------
INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS               OF TIME     OF          DIRECTORSHIPS
                           SERVED   PORTFOLIOS        HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                      BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.  Director     Director      140         None
Johnson (71)  and          since
One Franklin  Chairman of  1975 and
Parkway       the Board    Chairman
San Mateo,                 of the
CA 94403-1906              Board
                           since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Director     Director      123       None
Johnson, Jr.  and          since
(64)         President      1975,
One Franklin  and Chief    President
Parkway       Executive       since
San Mateo,     Officer -    1993 and
CA 94403-1906 Investment     Chief
              Management   Executive
                            Officer -
                           Investment
                           Management
                             since
                              2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since     Not             None
Burns (59)    President    1986      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not             None
Davis         Compliance   July      Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not              None
Fergerson                  July    Applicable
(42)                       2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Martin L.     Vice         Since     Not              None
Flanagan (44) President    1995    Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not               None
Gambill (57)  President     2002     Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not                 None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not                None
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not       Director, FTI
Magdol (67)   President -  2002    Applicable  Banque, Arch
600 Fifth     AML                              Chemicals, Inc.
Avenue        Compliance                       and Lingnan
Rockefeller                                    Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not             None
Simpson (67)  President    2000     Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not                None
Vetter (52)   Financial    May 2004  Applicable
500 East      Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.

-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's administrator and distributor.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Fund pays noninterested board members $800 per month plus $575 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.


                      TOTAL FEES      TOTAL FEES      NUMBER OF BOARDS
                       RECEIVED      RECEIVED FROM       IN FRANKLIN
                       FROM THE        FRANKLIN           TEMPLETON
       NAME           FUND/1 ($)        TEMPLETON       INVESTMENTS ON
                                     INVESTMENTS/2 ($)     WHICH EACH
                                                            Serves/3
-----------------------------------------------------------------------
Frank H. Abbott,       11,667            179,599              27
III
Harris J. Ashton       12,125            369,700              46
Robert F. Carlson      15,925            110,110              15
S. Joseph Fortunato    11,396            369,700              47
Frank W.T. Lahaye      11,233            174,322              29
Gordon S. Macklin      12,125            369,700              46

1. For the fiscal year ended June 30, 2004.
2. For the calendar year ended December 31, 2003.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The board, with approval of all noninterested and interested board members, has adopted written procedures designed to deal with potential conflicts of interest that may arise from the Fund and the Portfolio having substantially the same boards. These procedures call for an annual review of the Fund's relationship with the Portfolio. If a conflict exists, the boards may take action, which may include the establishment of a new board. The board has determined that there are no conflicts of interest at the present time.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2003.



INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                    SECURITIES IN
                                                      ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY    THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN THE FUND   TEMPLETON FUND
                                                       COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III          Over $100,000       Over $100,000
Harris J. Ashton            $10,001 - $50,000     Over $100,000
Robert F. Carlson             Over $100,000       Over $100,000
S. Joseph Fortunato           Over $100,000       Over $100,000
Frank W.T. LaHaye           $50,001 - $100,000    Over $100,000
Gordon S. Macklin             Over $100,000       Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS

--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN THE FUND       COMPLEX
--------------------------------------------------------------------
Charles B. Johnson          $10,001 - $50,000    Over $100,000
Rupert H. Johnson, Jr.        Over $100,000      Over $100,000
--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Directors of the Fund:
Frank H. Abbott, III, Robert F. Carlson, and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Directors of the Fund: Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W.T. LaHaye and Gordon S. Macklin.


The Fund's Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Fund's address at:

P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended June 30, 2004, the Audit Committee met six times; the Nominating Committee did not meet.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------
MANAGER AND SERVICES PROVIDED  The Money Market Portfolio's manager is
Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Portfolio to buy, hold or sell. The manager also selects the brokers who execute the Portfolio's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Portfolio, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Portfolio. Similarly, with respect to the Portfolio, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Portfolio or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, Federal regulations applicable to FHCs may limit or restrict the Portfolio's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Portfolio to acquire or hold that security.


The Fund, the Portfolio, its manager and the Fund's principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Portfolio or that are currently held by the Portfolio, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, the Portfolio, its manager and the Fund's principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the Portfolio's board, including a majority of noninterested or independent directors, approved renewal of the Portfolio's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Portfolio's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Portfolio's investment policies and restrictions. The information furnished annually to the Portfolio's board also included special reports prepared by an independent third party analyst comparing the Portfolio's investment performance, and expenses with those of other mutual funds deemed comparable to the Portfolio as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Portfolio was considered in reference to a peer group of money market instrument funds, as selected by the independent third party analyst.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level charged the Portfolio in relation to those within the relevant peer group of funds, as selected by the independent third party analyst. Emphasis is placed on the Portfolio's overall comparative expense ratio within such peer group in view of the various other functions, such as transfer agency and shareholder servicing provided the Portfolio under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as transfer agency and shareholder servicing provided the Portfolio under separate agreements with the manager and its affiliates. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Portfolio. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Portfolio. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Portfolio's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Portfolio operations, including the allocation of Portfolio brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES The Portfolio pays the manager a fee equal to an annual rate of
0.15 of 1% of the value of the Portfolio's average daily net assets.

The fee is computed at the close of business each day according to the terms of the management agreement.

For the last three fiscal years ended June 30, the Portfolio paid the following management fees:


              MANAGEMENT FEES PAID ($)/1
-------------------------------------------
2004                  7,723,394
2003                  7,691,904
2002                  7,102,067


1. For the fiscal years ended June 30, 2004, 2003 and 2002, management fees, before any advance waiver, totaled $7,933,008, $7,877,475 and $7,371,088, respectively. Under an agreement by the manager to limit its fees, the Portfolio paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Advisers, Inc. (Advisers) has an agreement with the Fund to provide various administrative, statistical and other services to the Fund.

ADMINISTRATION FEES The Fund pays Advisers a monthly fee equal to an annual rate of:

o 91/200 of 1% for the first $100 million of its average daily net assets;
o 33/100 of 1% of its average daily net assets over $100 million up to and including $250 million; and
o 7/25 of 1% of its average daily net assets in excess of $250 million.

During the last three fiscal years ended June 30, the Fund paid Advisers the following administration fees:


             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2004                 5,190,039
 2003                 6,187,286
 2002                 6,552,164

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 33096, St. Petersburg, FL 33716-1205.


Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Investor Services, as the transfer agent for The Money Market Portfolio, effectively acts as the Fund's custodian and holds the Fund's shares of the Portfolio on its books. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's cash, pending investment in Portfolio shares. Bank of New York also acts as custodian of the securities and other assets of the Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders and reviews the Fund's registration statement filed with the SEC.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------
The Fund will not incur any brokerage or other costs in connection with buying or selling shares of the Portfolio.

Since most purchases by the Portfolio are principal transactions at net prices, the Portfolio incurs little or no brokerage costs. The Portfolio deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolio seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Portfolio and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Portfolio.

During the fiscal years ended June 30, 2004, 2003 and 2002, the Portfolio did not pay any brokerage commissions.

As of June 30, 2004, the Portfolio owned the following securities issued by its regular broker-dealers:

                                             AGGREGATE
                                             VALUE OF
                                             PORTFOLIO
                                           TRANSACTIONS
                                                ($)
----------------------------------------------------------
Barclays Capital Inc.                       99,995,042
National Australia Bank                         75,000
UBS Securities LLC                         150,001,247


Except as noted, neither the Fund nor the Portfolio owned any securities issued by their regular broker-dealers as of the end of the fiscal year.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives taxable income generally in the form of dividends on its investment in the Portfolio. The Fund may also earn taxable income from temporary investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays from this income will be taxable to you as ordinary income.


The Portfolio earns taxable income from many sources, including interest on domestic and foreign money market obligations, U.S. government securities, repurchase agreements, and ordinary income from the sale of market discount bonds.

DISTRIBUTIONS OF CAPITAL GAINS The Portfolio may realize short-term capital gains and losses in connection with sales of its portfolio securities. Distributions from the Portfolio's net short-term capital gains (if any) will be taxable to the Fund and, in turn, to you as ordinary income. Because the Portfolio and the Fund are both money funds, neither anticipates realizing any long-term capital gains.

MAINTAINING A $1 SHARE PRICE Gains and losses on the Fund's investment in shares of the Portfolio and unrealized appreciation or depreciation in the value of these shares may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income.

INVESTMENTS IN FOREIGN SECURITIES The next two paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.


EFFECT OF FOREIGN WITHHOLDING TAXES. The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. These taxes could reduce the amount of income available for distribution by the Portfolio to the Fund, and, in turn, by the Fund to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Portfolio. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to the Fund as ordinary income, and any losses reduce the Portfolio's ordinary income otherwise available for distribution to the Fund.


Either or both of these treatments could increase or decrease the Portfolio's ordinary income dividends to the Fund, and, in turn, the Fund's ordinary income dividends to you.


INFORMATION ON THE TAX CHARACTER OF DIVIDENDS The Fund will inform you of the amount of your dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. Dividends declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31 (if any); and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because the Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale of your shares.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the Portfolio's income is derived primarily from interest rather than dividends, generally NONE of its distributions to the Fund will be eligible for the corporate dividends-received deduction. Likewise, generally NONE of the Fund's dividends to you will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of Fund's distributions to you are expected to be qualified dividends eligible for federal taxation at long-term capital gain rates.

U.S. GOVERNMENT SECURITIES States generally grant tax-free status to mutual fund dividends paid from interest earned on certain U.S. government securities. The Fund, however, does not anticipate that any of its distributions will be exempt from state and local taxes because the Fund invests in U.S. government securities only indirectly by investing in the Portfolio.


INVESTMENT IN COMPLEX SECURITIES The Portfolio may invest in securities issued or purchased at a discount that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to the Fund by the Portfolio, and, in turn, by the Fund to you.


-------------------------------------------------------------------------------
ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a California corporation on November 7, 1975, and is registered with the SEC.

Certain Franklin Templeton funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Please note that for selling or exchanging your shares, or for other purposes, the Fund's shares are considered Class A shares.

The Fund has cumulative voting rights. For board member elections, this means the number of votes you will have is equal to the number of shares you own times the number of board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of the Fund.


As of October 2, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars and drawn on a U.S. bank, and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin to accrue until the proceeds are collected, which may take a long period of time. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

The offering of Fund shares may be suspended at any time and resumed at any time thereafter.


DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments, will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total net assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.


EXCHANGE PRIVILEGE If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

All purchases of Fund shares will be credited to you, in full and fractional Fund shares (rounded to the nearest 1/100 of a share), in an account maintained for you by the Fund's transfer agent. No share certificates will be issued for fractional shares at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your account, such as processing a large number of checks each month. Fees for special services will not increase the Fund's expenses.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


PRICING SHARES
-------------------------------------------------------------------------------
When you buy shares, you pay the net asset value (NAV) per share. When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates its NAV per share at 3:00 p.m. Pacific time, each day the New York Stock Exchange (NYSE) is open and, alternatively, if the NYSE is closed (other than for a national holiday or weekend), on each day that the U.S. government securities markets are open and the manager determines that there is sufficient liquidity in those markets, by dividing its net assets by the number of shares outstanding. National holidays include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The valuation of The Money Market Portfolio's portfolio securities, including any securities set aside on the Portfolio's books for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from an investment in a fund using only market values, and existing investors in the Portfolio would receive less investment income. The opposite would be true in a period of rising interest rates. The Portfolio's use of amortized cost, which helps the Portfolio maintain a $1 share price, is permitted by a rule adopted by the SEC.

The board has established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the Portfolio's holdings by the board, at such intervals as it may deem appropriate, to determine if the Portfolio's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the board. If a deviation exceeds 1/2 of 1%, the board will promptly consider what action, if any, will be initiated. If the board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended June 30:


                       AMOUNT RECEIVED IN
                   CONNECTION WITH REDEMPTIONS
                       AND REPURCHASES ($)
 -----------------------------------------------
 2004                        303,020
 2003                        246,399
 2002                        981,483


Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return, current yield and effective yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.


The average annual total returns for the indicated periods ended June 30, 2004, were:

1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
--------------------------------------
0.44         2.86          3.87


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period


CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account with a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by 365/7. The current yield for the seven day period ended June 30, 2004, was 0.43%.

EFFECTIVE YIELD The Fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The effective yield for the seven day period ended June 30, 2004, was 0.43%.


The following SEC formula was used to calculate this figure:

Effective yield = [(Base period return + 1)365/7] - 1

OTHER PERFORMANCE QUOTATIONS The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Lipper Inc. - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long term government bonds, Treasury bills, and inflation.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $353 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 103 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                               FRANKLIN MONEY FUND
                                File Nos. 2-55029
                                    811-02605

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 22.   EXHIBITS

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)   Articles of Incorporation

      (i)  Articles of Incorporation dated November 4, 1975
           Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: August 31, 1995

      (ii) Certificate of Amendment to Articles of Incorporation dated February 12, 1980
           Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: August 31, 1995

(b)   By-Laws

      (i)  By-Laws
           Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: August 31, 1995

      (ii) Amendment to By-Laws dated November 17, 1987
           Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: August 31, 1995

      (iii)Amendment to By-Laws dated October 27, 1994
           Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: August 31, 1995

      (iv) Amendment dated October 10, 2002 to the By-Laws of Franklin
           Money Fund

       (v) Amendment dated May 12, 2004 to the By-Laws of Franklin Money Fund

(c)   Instruments Defining Rights of Security Holders

      Not Applicable

(d)   Investment Advisory Contracts

      Not Applicable

(e)   Underwriting Contracts

      (i) Amended and Restated Distribution Agreement between the Registrant and Franklin Templeton Distributors, Inc., dated April 23, 1995
           Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: August 31, 1995

      (ii) Amendment dated January 12, 1999 of Amended and Restated Distribution Agreement between the Registrant and Franklin Templeton Distributors, Inc. dated April 23, 1995
           Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: October 27, 2000

      (iii)Forms of Dealer Agreements between Franklin Templeton Distributors, Inc., and Securities Dealers dated November 1, 2003

(f)   Bonus or Profit Sharing Contracts

      Not Applicable

(g)   Custodian Agreements

      (i) Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: October 29, 1996


      (ii) Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New York
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: October 28, 1997

     (iii) Amendment dated February 27, 1998 to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: August 21, 1998

      (iv) Amendment dated September 2, 2003 to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: October 30, 2003

      (v) Amended and Restated Foreign Custody Manager Agreement between the Registration and Bank of New York made as of May 16, 2001
           Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: October 29, 2001

      (vi) Terminal Link Agreement between the Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: October 29, 1996

     (vii) Amendment dated September 2003, to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York
           Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: October 30, 2003

   (viii) Amendment dated October 6, 2003, to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York

(h)   Other Material Contracts

      Not Applicable

(i)   Legal Opinion

      (i)  Opinion and consent of counsel dated August 17, 1998
           Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
           File No. 2-55029
           Filing Date: August 21, 1998

(j)   Other Opinions

      (i) Consent of Independent Registered Public Accounting Firm for Franklin Money Fund and The Money Market Portfolios

(k)   Omitted Financial Statements

      Not Applicable

(l)   Initial Capital Agreements

      Not Applicable

(m) Rule 12b-1

      Not Applicable

(n)   Rule 18f-3 Plan

      Not Applicable

(p)   Code of Ethics

      (i) Code of Ethics dated October 2004

(q)   Power of Attorney

      (i) Power of Attorney for Franklin Money Fund dated May 2004

      (ii) Power of Attorney for The Money Market Portfolios dated May 2004

ITEM 23  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         None

ITEM 24  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws, Administration, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference.

ITEM 25  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's administrator and the Master Fund's investment adviser, Franklin Advisers, Inc. (Advisers), also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.


ITEM 26.  PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Mutual Series Fund Inc.
Franklin Mutual Recovery Fund
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

(b) The information required by this Item 26 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 27  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services LLC, at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258.

ITEM 28  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 29  UNDERTAKINGS

Not Applicable

                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 27th day of October, 2004.

                                          FRANKLIN MONEY FUND
                                          (Registrant)

                                          By: /s/David P. Goss
                                              Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

RUPERT H. JOHNSON, JR.*             Director and Chief Executive
-----------------------             Officer - Investment Management
Rupert H. Johnson, Jr.              Dated: October 27, 2004

JIMMY D. GAMBILL*                   Chief Executive Officer-
-----------------                   Finance and Administration
Jimmy D. Gambill                    Dated: October 27, 2004

GALEN VETTER*                       Chief Financial Officer
-------------                       Dated: October 27, 2004
Galen Vetter

FRANK H. ABBOTT, III*               Director
--------------------                Dated: October 27, 2004
Frank H. Abbott, III

HARRIS J. ASHTON*                   Director
----------------                    Dated: October 27, 2004
Harris J. Ashton

ROBERT F. CARLSON*                  Director
------------------                  Dated: October 27, 2004
Robert F. Carlson

S. JOSEPH FORTUNATO*                Director
-------------------                 Dated: October 27, 2004
S. Joseph Fortunato

CHARLES B. JOHNSON*                 Director
-------------------                 Dated: October 27, 2004
Charles B. Johnson

FRANK W.T. LAHAYE*                  Director
------------------                  Dated: October 27, 2004
Frank W.T. LaHaye

GORDON S. MACKLIN*                  Director
------------------                  Dated: October 27, 2004
Gordon S. Macklin


*By /s/David P. Goss - Attorney-in-Fact
   (Pursuant to Powers of Attorney filed herewith)


                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the undersigned has duly consented to the filing of this Registration Statement of Franklin Money Fund and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 27th day of October, 2004.

                               THE MONEY MARKET PORTFOLIOS

                           By:   /s/David P. Goss
                                    Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Trustees and Officers of The Money Market Portfolios in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*           Trustee, Chief Executive
-----------------------           Officer-Investment Management
Rupert H. Johnson, Jr.            Dated: October 27, 2004

JIMMY D. GAMBILL*                 Chief Executive
-----------------                 Officer-Finance and
Jimmy D. Gambill                  Administration
                                  Dated: October 27, 2004

GALEN VETTER*                     Chief Financial Officer
-------------                     Dated: October 27, 2004
Galen Vetter

FRANK H. ABBOTT, III*             Trustee
---------------------             Dated: October 27, 2004
Frank H. Abbott, III

HARRIS J. ASHTON*                 Trustee
-----------------                 Dated: October 27, 2004
Harris J. Ashton

ROBERT F. CARLSON*                Trustee
------------------                Dated: October 27, 2004
Robert F. Carlson

S. JOSEPH FORTUNATO*              Trustee
-------------------               Dated: October 27, 2004
S. Joseph Fortunato

CHARLES B. JOHNSON*               Trustee
-------------------               Dated: October 27, 2004
Charles B. Johnson

FRANK W. T. LAHAYE*               Trustee
-------------------               Dated: October 27, 2004
Frank W. T. LaHaye

GORDON S. MACKLIN*                Trustee
------------------                Dated: October 27, 2004
Gordon S. Macklin

 *By /s/David P. Goss - Attorney-in-Fact
    (Pursuant to Powers of Attorney filed herewith)

FRANKLIN MONEY FUND
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.        DESCRIPTION                                LOCATION

EX-99.(a)(i)       Articles of Incorporation dated                 *
                   November 4, 1975

EX-99.(a)(ii)      Certificate of Amendment to Articles            *
                   of Incorporation

EX-99.(b)(i)       By-Laws                                         *

EX-99.(b)(ii)      Amendment to By-Laws dated November 17, 1987    *

EX-99.(b)(iii)     Amendment to By-Laws dated October 27, 1994     *

EX-99.(b)(iv)      Amendment dated October 10, 2002 to the         Attached
                   By-Laws of Franklin Money Fund

EX-99.(b)(v)       Amendment dated May 12, 2004 to the By-Laws     Attached
                   of Franklin Money Fund

EX-99.(e)(i)       Amended and Restated Distribution Agreement     *
                   between the Registrant and Franklin Templeton
                   Distributors, Inc., dated April 23, 1995

EX-99.(e)(ii)      Amendment dated January 12, 1999 of             *
                   Amended and Restated Distribution Agreement between the Registrant and Franklin Templeton
                   Distributors, Inc. dated April 23, 1995

EX-99.(e)(iii)     Forms of Dealer Agreements between              Attached
                   Franklin Templeton Distributors, Inc.,
                   and Securities Dealers dated November
                   1, 2003

EX-99.(g)(i)       Master Custody Agreement between the            *
                   Registrant and Bank of New York dated
                   February 16, 1996

EX-99.(g)(ii)      Amendment dated May 7, 1997 to the              *
                   Master Custody Agreement dated
                   February 16, 1996 between Registrant and
                   Bank of New York

EX-99.(g)(iii)     Amendment dated February 27, 1998 to            *
                   the Master Custody Agreement between
                   Registrant and Bank of New York dated
                   February 16, 1996

EX-99.(g)(iv)      Amendment dated September 2, 2003 to            *
                   Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated
                   February 16, 1996

EX-99.(g)(v)       Amended and Restated Foreign Custody            *
                   Manager Agreement between the Registration and Bank of New York made as of May 16, 2001

EX-99.(g)(vi)      Terminal Link Agreement between the             *
                   Registrant and Bank of New York dated
                   February 16, 1996

EX-99.(g)(vii)     Amendment dated September 2003, to              *
                   Schedule 1 of the Amended and Restated
                   Foreign Custody Manager Agreement
                   between the Registrant and Bank of New York

EX-99 (g)(viii)    Amendment dated October 06, 2003 to             Attached
                   Schedule 2 of the Amended and Restated
                   Foreign Custody Manger Agreement between the
                   Registrant and Bank of New York

EX-99.(i)(i)       Opinion and consent of counsel dated            *
                   August 17, 1998

EX-99.(j)(i)       Consent of Independent Registered               Attached
                   Public Accounting Firm for
                   Franklin Money Fund and The Money
                   Market Portfolios

EX-99.(p)(i)       Code of Ethics dated October 2004               Attached

EX-99.(q)(i)       Power of Attorney for Franklin Money            Attached
                   Fund dated May 12, 2004

EX-99.(q)(ii)      Power of Attorney for The Money Market          Attached
                   Portfolios dated May 12, 2004

*Incorporated by reference